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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


           Date of Report (Date of earliest event) September 12, 2001
                                                   ------------------



                           BELDEN & BLAKE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Ohio                                    0-20100                                34-1686642
-------------------------------          ------------------------         ---------------------------------
(State or other jurisdiction of          (Commission File Number)         (IRS Employer Identification No.)
incorporation)



5200 Stoneham Road, North Canton, Ohio                                   44720
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

                                 (330) 499-1660
               --------------------------------------------------
               Registrant's telephone number, including area code





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Item 5.  Other Events

         On September 12, 2001, Henry S. Belden IV resigned as a director of the Registrant. The resignation was not due to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

         On September 18, 2001, Max L. Mardick resigned as a director of the Registrant. The resignation was not due to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.













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Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    September 19, 2001         BELDEN & BLAKE CORPORATION
      ---------------------         (Registrant)


                                    By:   /s/ John L. Schwager
                                        ----------------------------------------
                                         John L. Schwager
                                         Director, President and Chief Executive
                                         Officer